UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 20, 2009


                            PEOPLE'S LIBERATION, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   000-16075                   86-0449546
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


               150 WEST JEFFERSON BOULEVARD, LOS ANGELES, CA 90007
                (Address of Principal Executive Offices/Zip Code)

                                 (213) 745-2123
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On February 20, 2009, the Board of Directors of the Company approved the engagement of Crowe Horwath LLP ("Crowe") as the Company's new independent registered public accounting firm. The appointment of Crowe was made as a result of the personnel of Grobstein Horwath & Company LLP ("GHC") joining Crowe and subsequently notifying the Company that the GHC legal entity will no longer serve as the Company's independent registered public accounting firm. GHC resigned as the Company's independent registered public accounting firm on February 20, 2009.

         The audit reports of GHC on the financial statements of the Company as of and for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's most two recent fiscal years ended December 31, 2007 and 2006 and through February 20, 2009, the Company did not consult with Crowe on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and Crowe did not provide either a written report or oral advice to the Company that Crowe concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

         In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2007 and 2006 and through the date of this Current Report, there were: (i) no disagreements between the Company and GHC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GHC, would have caused GHC to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such fiscal years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided GHC a copy of the disclosures in this Form 8-K and has requested that GHC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GHC agrees with the Company's statements in this Item 4.01. A copy of the letter dated February 24, 2009, furnished by GHC in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits.

                  The following exhibit is filed herewith:


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


                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  ------------
                  16.1     Letter to  Securities  and Exchange  Commission  from
                           Grobstein  Horwath & Company LLP dated  February  24,
                           2009.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           People's Liberation, Inc.



Date:    February 24, 2009            By:  /s/ Darryn Barber
                                           -------------------------------------
                                           Darryn Barber
                                           Chief Financial Officer and President


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